Exhibit a(xv) under Form N-1A
                                   Exhibit 3(i) under Item 601/Reg. S-K


                        FEDERATED EQUITY FUNDS

                           Amendment No. 20
                                to the
               RESTATED AND AMENDED DECLARATION OF TRUST
                         dated August 15, 1995


Effective December 31, 2003, this Declaration of Trust is amended as follows:

A. Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

"Section 5.  Establishment and Designation of Series or Class.
      Without limiting the authority of the Trustees set forth in
      Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

                 Federated Capital Appreciation Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares
                            Class K Shares
                   Federated Growth Strategies Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares
                       Federated Kaufmann Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares
                            Class K Shares
                  Federated Kaufmann Small Cap Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares
                   Federated Large Cap Growth Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares
                  Federated Market Opportunity Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares
                      Federated Technology Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares

      The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 17th day of October, 2003.

      WITNESS the due execution hereof this 17th day of October, 2003.



/s/ John F. Donahue                 /s/ Lawrence D. Ellis, M.D.
------------------------------      ------------------------------
John F. Donahue                     Lawrence D. Ellis, M.D.

/s/ Thomas G. Bigley                /s/ Peter E. Madden
------------------------------      ------------------------------
Thomas G. Bigley                    Peter E. Madden

/s/ John T. Conroy, Jr.             /s/ Charles F. Mansfield, Jr.
------------------------------      ------------------------------
John T. Conroy, Jr.                 Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis        /s/ John E. Murray, Jr.
------------------------------      ------------------------------
Nicholas P. Constantakis            John E. Murray, Jr.

/s/ John F. Cunningham              /s/ Marjorie P. Smuts
------------------------------      ------------------------------
John F. Cunningham                  Marjorie P. Smuts

/s/ J. Christopher Donahue          /s/ John S. Walsh
------------------------------      ------------------------------
J. Christopher Donahue                    John S. Walsh


                        FEDERATED EQUITY FUNDS

                           Amendment No. 21
                                to the
               RESTATED AND AMENDED DECLARATION OF TRUST
                         dated August 15, 1995


Effective June 30, 2004, this Declaration of Trust is amended as follows:

B. Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

      "Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

                 Federated Capital Appreciation Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares
                            Class K Shares
               Federated Communications Technology Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares
                       Federated Kaufmann Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares
                            Class K Shares
                  Federated Kaufmann Small Cap Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares
                   Federated Large Cap Growth Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares
                  Federated Market Opportunity Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares
               Federated Mid Cap Growth Strategies Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares

      The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 14th day of May, 2004.

      WITNESS the due execution hereof this 14th day of May, 2004.



/s/ John F. Donahue                 /s/ Lawrence D. Ellis, M.D.
------------------------------      ------------------------------
John F. Donahue                     Lawrence D. Ellis, M.D.

/s/ Thomas G. Bigley                /s/ Peter E. Madden
------------------------------      ------------------------------
Thomas G. Bigley                    Peter E. Madden

/s/ John T. Conroy, Jr.             /s/ Charles F. Mansfield, Jr.
------------------------------      ------------------------------
John T. Conroy, Jr.                 Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis        /s/ John E. Murray, Jr.
------------------------------      ------------------------------
Nicholas P. Constantakis            John E. Murray, Jr.

/s/ John F. Cunningham              /s/ Marjorie P. Smuts
------------------------------      ------------------------------
John F. Cunningham                  Marjorie P. Smuts

/s/ J. Christopher Donahue          /s/ John S. Walsh
------------------------------      ------------------------------
J. Christopher Donahue                    John S. Walsh